Exhibit 99(i)
                                                                    Page 1 of 2
                        CONNECTICUT NATURAL GAS CORPORATION
                            Annual Report on Form 10-K
                                   Exhibit Index

                       Fiscal Year Ended September 30, 1996

                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     99(i)        Exhibit Index                                    Ex-99.1

      3(i)        Charter of the Company and All Amendments        Ex-3.1
                  Thereto

     10(xcii)     First Amendment to Agreement and                 Ex-10.92
                  Declaration of Trust, Connecticut Natural
                  Gas Corporation Union Employee Benefit
                  Trust

     10(xciii)    CNG Nonemployee Directors' Fee Plan              Ex-10.93

     10(xciv)     First Amendment to CNG Nonemployee               Ex-10.94
                  Directors' Fee Plan Trust Agreement
     10(xcv)      Second Amendment to CNG Nonemployee              Ex-10.95
                  Directors' Fee Plan Trust Agreement

     10(xcvi)     Third Amendment to Connecticut Natural Gas       Ex-10.96
                  Corporation Employee Savings Plan

     10(xcvii)    Fourth Amendment to Connecticut Natural          Ex-10.97
                  Gas Corporation Employee Savings Plan

     10(xcviii)   Fifth Amendment to Connecticut Natural Gas       Ex-10.98
                  Corporation Employee Savings Plan

     10(xcix)     Fourth Amendment to Connecticut Natural          Ex-10.99
                  Gas Corporation Union Employee Savings
                  Plan

     10(c)        Fifth Amendment to Connecticut Natural Gas       Ex-10.100
                  Corporation Union Employee Savings Plan

     10(ci)       Sixth Amendment to Connecticut Natural Gas       Ex-10.101
                  Corporation Union Employee Savings Plan

     10(cii)      Settlement Agreement and Release of All          Ex-10.102
                  Claims between Connecticut Natural Gas
                  Corporation and Harry Kraiza, Jr.

     10(ciii)     Service Agreement #93305 between the             Ex-10.103
                  Company and Algonquin Gas Transmission
                  Company

                                                                  Exhibit 99(i)
                                                                    Page 2 of 2
                        CONNECTICUT NATURAL GAS CORPORATION
                            Annual Report on Form 10-K
                             Exhibit Index (concluded)

                       Fiscal Year Ended September 30, 1996


                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     10(civ)      Service Agreement #400507 between the            Ex-10.104
                  Company and Texas Eastern Transmission
                  Corporation

     10(cv)       Service Agreement #412008 between the            Ex-10.105
                  Company and Texas Eastern Transmission
                  Corporation

     10(cvi)      Service Agreement #800423 between the            Ex-10.106
                  Company and Texas Eastern Transmission
                  Corporation

     10(cvii)     Service Agreement #800424 between the            Ex-10.107
                  Company and Texas Eastern Transmission
                  Corporation
     11           Computation of Consolidated Primary and          Ex-11
                  Fully Diluted Earnings Per Share

     21           Subsidiaries of the Registrant                   Ex-21

     23           Consent of Independent Public Accountants        Ex-23

     24           Power of Attorney                                Ex-24

     27           Financial Data Schedule                          Ex-27

     99(ii)       Information required by Form 11-K with           Ex-99.2
                  respect to the Connecticut Natural Gas
                  Corporation Employee Savings Plan for the fiscal year ending December 31, 1995